                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                                  WARNACO INC.

                            OFFER FOR ALL OUTSTANDING
                   $210,000,000 AGGREGATE PRINCIPAL AMOUNT OF
          8 7/8% SENIOR NOTES DUE 2013 CUSIPS 934391 AE3 AND U93439 AA2
                                 IN EXCHANGE FOR
                   $210,000,000 AGGREGATE PRINCIPAL AMOUNT OF
                     8 7/8% SENIOR NOTES DUE 2013 CUSIP ------
                        WHICH HAVE BEEN REGISTERED UNDER
                     THE SECURITIES ACT OF 1933, AS AMENDED,
                    PURSUANT TO THE PROSPECTUS, DATED ------


------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT ------ NEW YORK CITY TIME, ON ------, 2003, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
------------------------------------------------------------------------------


  Delivery To: WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, Exchange Agent

         Wells Fargo Corporate Trust                                 For Information Call:
c/o The Depository Trust and Clearing Company                            (800) 344-5128
            1st Floor - TADS Dept.
               55 Water Street                                     By Facsimile Transmission
              New York, NY 10041                               (for Eligible Institutions only):
       Attention: Warnaco Administrator                                  (612) 667-4927

                                                                      Confirm by Telephone
                                                                         (612) 667-9764



         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges that he or she has received the Prospectus, dated ------ (the "Prospectus"), of Warnaco Inc., a corporation incorporated in Delaware (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $210,000,000 of the Company's 8 7/8% Senior Notes due 2013 (the "New Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of the Company's issued and outstanding 8 7/8% Senior Notes due 2013 (the "Old Notes") from the registered holders thereof (the "Holders").

         For each Old Note accepted for exchange, the Holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. The New Notes will bear interest from the most recent date to which interest has been paid on the Old Notes or, if no interest has been paid on the Old Notes, from June 12, 2003. Accordingly, Holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from June 12, 2003. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

         This Letter is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and that the Company may enforce this Letter against such participant. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1.

         Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

         The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

-----------------------------------------------------------------------------------------------------------------
                   DESCRIPTION OF OLD NOTES                            1                 2                3
-----------------------------------------------------------------------------------------------------------------
             Name(s) and Address(es) of Holder(s)                                   Aggregate        Principal
                  (Please fill in, if blank)                      Certificate       Principal          Amount
                                                                   Number(s)*       Amount of        Tendered**
                                                                                   Old Note(s)
-----------------------------------------------------------------------------------------------------------------
                                                                -------------------------------------------------
                                                                -------------------------------------------------
                                                                -------------------------------------------------
                                                                -------------------------------------------------
                                                                Total
-----------------------------------------------------------------------------------------------------------------

  * Need not be completed if Old Notes are being tendered by book-entry transfer.

 ** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.
-----------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution
                                 -----------------------------------------------
    Account Number                         Transaction Code Number
                  -----------------------                         --------------

         By crediting the Old Notes to the Exchange Agent's account at the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated Agent's Message in which the Holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING:

    Name(s) of Holder(s)
                        --------------------------------------------------------

    Window Ticket Number (if any)
                                 -----------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
                                                      --------------------------

    Name of Institution Which Guaranteed Delivery
                                                 -------------------------------

    If Delivered by Book-Entry Transfer, Complete the Following:

    Account Number                         Transaction Code Number
                  -----------------------                         --------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:
         -----------------------------------------------------------------------

    Address:
            --------------------------------------------------------------------

         If the undersigned is not a broker-dealer, the undersigned represents that it acquired the New Notes in the ordinary course of its business, is not engaged in, and does not intend to engage in, a distribution of the New Notes and it has no arrangements or understandings with any person to participate in a distribution of the New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction, including the delivery of a prospectus that contains information with respect to any selling holder required by the Securities Act in connection with any resale of the New Notes; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive New Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired as a result of market-making activities or other trading activities.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Old Notes, with full power of substitution, among other things, to cause the Old Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes, and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the Holder of such Old Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the Holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company.

         The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 501(b) of Regulation D of the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holders' business and such Holders have no arrangement with any person to participate in the distribution of such New Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If any Holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such Holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.


--------------------------------------------------------         ---------------------------------------------------
             SPECIAL ISSUANCE INSTRUCTIONS                                 SPECIAL ISSUANCE INSTRUCTIONS
              (See Instructions 3 and 4)                                     (See Instructions 3 and 4)
--------------------------------------------------------         ---------------------------------------------------
     To be completed ONLY if certificates for Old                     To be completed ONLY if certificates for Old
Notes not exchanged and/or New Notes are to be issued            Notes not exchanged and/or New Notes are to be
in the name of and sent to someone other than the                sent to someone other than the person or persons
person or persons whose signature(s) appear(s) on this           whose signature(s) appear(s) on this Letter above
Letter above, or if Old Notes delivered by book-entry            or to such person or persons at an address other
transfer which are not accepted for exchange are to be           than shown in the box entitled "Description of
returned by credit to an account maintained at the               Old Notes" on this Letter above.
Book-Entry Transfer Facility other than the account
indicated above.

Issue New Notes and/or Old Notes to:                             Mail New Notes and/or Old Notes to:

Name(s)                                                          Name(s)
       -------------------------------------------------                --------------------------------------------
                  (Please Type or Print)                                           (Please Type or Print)

--------------------------------------------------------         ---------------------------------------------------
                  (Please Type or Print)                                           (Please Type or Print)

Address                                                          Address
       -------------------------------------------------                --------------------------------------------

--------------------------------------------------------         ---------------------------------------------------
                     (Zip Code)                                                      (Zip Code)

           (Complete Substitute Form W-9)

[ ] Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

--------------------------------------------------------
              Book-Entry Transfer Facility
             Account Number, if applicable)
--------------------------------------------------------         ---------------------------------------------------

         IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO o, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

--------------------------------------------------------------------------------------------------------------------

                                                PLEASE SIGN HERE
                                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                                (Complete Accompanying Substitute Form W-9 Below)

Dated:                , 2003
      ----------------

X                                                                                                         , 2003
--------------------------------------------------------         ---------------------------------------------------
X
--------------------------------------------------------         ---------------------------------------------------
                                                                                                         , 2003
                  (Signature(s) of Owner)                                       (Date)

Area Code and Telephone Number
                              --------------------------------------------------------------------------------------


If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s)
appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.


Name(s):
        ------------------------------------------------------------------------------------------------------------
                                                (Please Type or Print)

Capacity:
         -----------------------------------------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                 (Including Zip Code)


                                               SIGNATURE GUARANTEE
                                          (If required by Instruction 3)

Signature(s) Guaranteed by
an Eligible Institution:
                        --------------------------------------------------------------------------------------------
                                                    (Authorized Signature)

--------------------------------------------------------------------------------------------------------------------
                                                            (Title)

--------------------------------------------------------------------------------------------------------------------
                                                        (Name and Firm)

Dated:                    , 2003
      --------------------

--------------------------------------------------------------------------------------------------------------------

                                  INSTRUCTIONS

     Forming Part of the Terms and Conditions of the Exchange Offer for the
                  8 7/8% Senior Notes due 2013 of Warnaco Inc.
                               in Exchange for the
                  8 7/8% Senior Notes due 2013 of Warnaco Inc.
                      Which Have Been Registered Under the
                       Securities Act of 1933, as Amended

1.       Delivery of this Letter and Notes; Guaranteed Delivery Procedures.

         This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such participant. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

         Holders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution,
(ii) prior to o P.M., New York City time, on the Expiration Date, the Exchange Agent (as defined below) must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

         The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to o P.M., New York City time, on the Expiration Date.

         See "The Exchange Offer" section of the Prospectus.

2. Partial Tenders (not applicable to noteholders who tender by book-entry transfer).

         If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes--Principal Amount Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

         If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

         If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

         If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

         When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter or any certificates or bond powers are signed by a person acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

         Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm that is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchanges Medallion Program (each an "Eligible Institution").

         Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4.       Special Issuance and Delivery Instructions.

         Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Noteholders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.       Transfer Taxes.

         The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this letter.

6.       Waiver of Conditions.

         The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus, except that the Company will not waive any condition with respect to an individual holder unless it waives that condition with respect to all holders.

7.       No Conditional Tenders.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

         Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

8.       Mutilated, Lost, Stolen or Destroyed Old Notes.

         Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.       Withdrawal Rights.

         Tenders of Old Notes may be withdrawn at any time prior to o P.M., New York City time, on the Expiration Date.

         For a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to o P.M., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including certificate number or numbers and the principal amount of such Old Notes), (iii) contain a statement that such holder is withdrawing his election to have such Old Notes exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Old Notes register the transfer of such Old Notes in the name of the person withdrawing the tender and (v) specify the name in which such Old Notes are registered, if different from that of the Depositor. If Old Notes have been tendered pursuant to the procedure for book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus, such Old Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Old Notes) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time on or prior to o P.M., New York City time, on the Expiration Date.

10.      Requests for Assistance or Additional Copies.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

11.      Backup Withholding; Tax Identification Number; Purpose of Form W-9.

         To prevent backup withholding on payments of interest on the New Notes, each tendering U.S. Holder (as defined below) should either (x) provide his, her or its correct taxpayer identification number ("TIN") by completing the copy of the substitute IRS Form W-9 attached to this Letter of Transmittal, certifying that (1) he, she or it is a "United States person" (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the "Code"), (2) the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and (3) that the U.S. Holder is exempt from backup withholding because (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (ii) the IRS has notified the U.S. Holder that he, she or it is no longer subject to backup withholding or (y) otherwise establish an exemption. If you do not provide your TIN to the exchange agent, backup withholding may begin and continue until you furnish your TIN. If you do not provide the exchange agent with the correct TIN or an adequate basis for exemption, you may be subject to a $50 penalty imposed by the Internal Revenue Services (the "IRS"), and payments made with respect to the New Notes may be subject to backup withholding at a rate of 30% (subject to periodic reductions through 2010 at which time the rate is currently scheduled to be 31%). If withholding results in an overpayment of taxes, a refund may be obtained.

         To prevent backup withholding, foreign holders should (i) submit a properly completed IRS Form W-8 to the exchange agent, certifying under penalties of perjury to the holder's foreign status or (ii) otherwise establish an exemption. IRS Forms W-8 may be obtained from the exchange agent.

         Certain holders (including, among others, corporations and certain foreign individuals) are exempt recipients not subject to these backup withholding requirements. See the enclosed copy of the IRS Substitute Form W-9, Request for Taxpayer Identification Number and Certification, and the Instructions to Form W-9. To avoid possible erroneous backup withholding, exempt U.S. Holders, while not required to file Substitute Form W-9, should complete and return the Substitute Form W-9 and check the "Exempt" box on its face.

         For the purposes of these instructions, a "U.S. Holder" is (i) an individual who is a citizen or resident alien of the United States, (ii) a corporation (including an entity taxable as a corporation) or partnership created under the laws of the United States or of any political subdivision thereof, (iii) an estate the income of which is subject to U.S.

federal income tax regardless of its source or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

         See the enclosed Guidelines for Request for Taxpayer Identification Number and Certification on Substitute Form W-9 for additional information and instructions.

--------------------------------------------------------------------------------------------------------------------
                         REQUESTER'S NAME: WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                          Part 1 -- PLEASE PROVIDE YOUR
                                    TIN IN THE BOX AT THE RIGHT             -------------------------------
                                    OR, IF YOU DO NOT HAVE A TIN,                Social Security Number
FORM W-9                            WRITE "APPLIED FOR" AND SIGN                           OR
                                    THE CERTIFICATION BELOW.
                                                                            -------------------------------
Department of the Treasury                                                   Taxpayer Identification Number
Internal Revenue Service (IRS)
                                                                                       [ ] Exempt
Payer's Request for Taxpayer
Identification Number (TIN)        ---------------------------------------------------------------------------------

Please fill in your name and        Part 2 -- Certification -- Under penalties of perjury, I certify that:
address below.
                                    (1)  The number shown on this form is my correct Taxpayer Identification Number
----------------------------             (or I am waiting for a number to be issued to me),
Name
                                    (2)  I am not subject to backup withholding either because (a) I am exempt from
----------------------------             backup withholding, (b) I have not been notified by the IRS that I am
Address (number and street)              subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to
----------------------------             backup withholding, and
City, State and Zip Code
                                    (3) I am a U.S. person (as defined for U.S. federal income tax purposes).
                                   ---------------------------------------------------------------------------------
                                    Certification Instructions -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 1 and see the enclosed "Guidelines for
                                    Certification of Taxpayer Identification Number on Substitute Form W-9".

                                    Signature:                          Date:
                                              -----------------------        ----------------
--------------------------------------------------------------------------------------------------------------------


YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE "APPLIED FOR" ON SUBSTITUTE FORM W-9.


--------------------------------------------------------------------------------------------------------------------
                               CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either
(a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that until I provide a taxpayer identification number, all reportable payments made to me will be subject to backup withholding, but will be refunded if I provide a certified taxpayer identification number within 60 days.

Signature:                                                Dated:
          ------------------------------------                  ----------------------------------------
--------------------------------------------------------------------------------------------------------------------

THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

               GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9





What Name and Number to Give the Requester

         Name

         If you are an individual, you must generally enter the name shown on your Social Security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your Social Security card, and your new last name. If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in
Part I of the form.

         Sole Proprietor--You must enter your individual name as shown on your Social Security card. You may enter your business, trade or "doing business as" name on the business name line.

         Limited Liability Company (LLC)--If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations ss. 301.7701-3, enter the owner's name. Enter the LLC's name on the business name line. A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

         Other Entities--Enter the business name as shown on required federal income tax documents. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade or "doing business as" name on the business name line.

         Taxpayer Identification Number (TIN)

         You must enter your taxpayer identification number in the appropriate box. If you are a resident alien and you do not have and are not eligible to get a Social Security number, your taxpayer identification number is your IRS individual taxpayer identification number (ITIN). Enter it in the Social Security number box. If you do not have an individual taxpayer identification number, see How to Get a TIN below. If you are a sole proprietor and you have an employer identification number, you may enter either your Social Security number or employer identification number. However, using your employer identification number may result in unnecessary notices to the requester, and the IRS prefers that you use your Social Security number. If you are an LLC that is disregarded as an entity separate from its owner under Treasury regulations
'SS' 301.7701-3, and are owned by an individual, enter the owner's Social Security number. If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner's employer identification number. See the chart below for further clarification of name and TIN combinations.

         Social Security numbers (SSN's) have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers (EIN's) have nine digits separated by only one hyphen: i.e. 00-0000000.

         The table below will help determine the number to give the requester.

               GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9



---------------------------------------------------------        ------------------------------------------------------------
For this type of account:              Give Name                 For this type of account:              Give Name
                                       and TIN of:                                                      and TIN of:
---------------------------------------------------------        ------------------------------------------------------------
1. Individual                      The individual                6.  A valid trust, estate or pension   Legal entity(4)
                                                                     trust

2. Two or more individuals (joint  The actual owner of           7.  Corporation                        The corporation
account)                           the account or, if
                                   combined funds, the           8.  Association, club, religious,      The organization
                                   first individual on           charitable, educational or other
                                   the account(1)                tax-exempt organization

3. Custodian account of a minor    The minor(2)                  9.  Partnership                        The partnership
(Uniform Gift to Minors Act)

4. a.  The usual revocable         The grantor-trustee(1)        10. A broker or registered nominee     The broker or nominee
       savings trust (grantor
       is also trustee)

   b. The so-called trust account  The actual owner(1)           11. Account with the Department of     The public entity
      that is not a legal or                                     Agriculture in the name of a public
      valid trust under state law                                entity (such as a state or local
                                                                 government, school district, or
5. Sole proprietorship             The owner(3)                  prison) that receives agricultural
                                                                 program payments
---------------------------------------------------------        --------------------------------------- -----------------------

   (1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.

   (2) Circle the minor's name and furnish the minor's Social Security number.

   (3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your Social Security number or employer identification number (if you have one).

   (4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

   Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

How to Get a TIN

         If you do not have a taxpayer identification number, apply for one immediately. To apply for a Social Security number, get Form SS-5, Application for a Social Security Number Card, from your local Social Security Administration office. Get Form W-7 to apply for an individual taxpayer identification number or Form SS-4, Application for Employer Identification Number, to apply for an employer identification number. You can get Forms W-7 and SS-4 from the IRS.

         If you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number, sign and date the form (including the Certificate of Awaiting Taxpayer Identification Number), and give it to the requester. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a taxpayer identification number and give it to the requester before you are subject to backup withholding. Other payments are subject to backup withholding without regard to the 60-day rule, until you provide your taxpayer identification number.

           Note: Writing "Applied For" means that you have already applied for a taxpayer identification number or that you intend to apply for one soon.

Exemption From Backup Withholding

         Payees Exempt From Backup Withholding Individuals (including sole proprietors and LLCs disregarded as entities separate from their individual owners) are NOT automatically exempt from backup withholding.

               GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9



For interest and dividends, the following payees are generally exempt from backup withholding:

1) An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), an individual retirement account (IRA), or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

2)   The United States or any of its agencies or instrumentalities.

3) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4) A foreign government or any of its political subdivisions, agencies or instrumentalities.

5)   An international organization or any of its agencies or instrumentalities.

6)   A corporation.

7)   A foreign bank of central issue.

8) A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

9)   A real estate investment trust.

10) An entity registered at all times during the tax year under the Investment Company Act of 1940.

11)  A common trust fund operated by a bank under section 584(a) of the Code.

12)  A financial institution (as defined for purposes of section 3406 of the
     Code).

13) A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

14)  A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

     For broker transactions, persons listed in items 1-12, above, as well the persons listed in items 15-16, below, are exempt from backup withholding.

15) A futures commission merchant registered with the Commodity Futures Trading Commission.

16) A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker.

     Payments Exempt From Backup Withholding Dividends and patronage dividends that are generally exempt from backup withholding include:

     o Payments to nonresident aliens subject to withholding under section 1441 of the Code.

     o Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

     o  Payments of patronage dividends not paid in money.

     o  Payments made by certain foreign organizations.

     o  Payments made by an ESOP pursuant to section 404(k) of the Code.


     Interest payments that are generally exempt from backup withholding include:

     o Payments of interest on obligations issued by individuals. Note, however, that such a payment may be subject to backup withholding if the amount of interest paid during a taxable year in the course of the payor's trade or business is $600 or more, and you have not provided your correct taxpayer identification number or you have provided an incorrect taxpayer identification number to the payer.

     o Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).

     o Payments described in section 6049(b)(5) of the Code to nonresident aliens.

     o  Payments on tax-free covenant bonds under section 1451 of the Code.

     o  Payments made by certain foreign organizations.

     Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code, and the Treasury regulations thereunder.

     If you are exempt from backup withholding, you should still complete and file Substitute Form W-9 to avoid possible erroneous backup withholding. Enter your correct taxpayer identification number in Part 1, write "Exempt" in Part 2, and sign and date the form and return it to the requester.

     If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

Privacy Act Notice.-Section 6109 of the Code requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold at the applicable rate on payments of taxable interest, dividends and certain other items to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number.-If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50.00 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.-If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500.00 penalty.

(3) Criminal Penalty for Falsifying Information.-Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE